Exhibit 99.1

March 2017 ProAssurance Materials Filed as Exhibit 99.1 to Form 8K on March 6, 2017

1 ProAssurance Investor Update Forward Looking Statements Non - GAAP Measures This presentation contains Forward Looking Statements and other information designed to convey our projections and expectations regarding future results. There are a number of factors which could cause our actual results to vary materially from those projected in this presentation. The principal risk factors that may cause these differences are described in various documents we file with the Securities and Exchange Commission, such as our Current Reports on Form 8 - K, and our regular reports on Forms 10 - Q and 10 - K, particularly in “Item 1A, Risk Factors.” Please review this presentation in conjunction with a thorough reading and understanding of these risk factors. This presentation contains Non - GAAP measures, and we may reference Non - GAAP measures in our remarks and discussions with investors. The primary Non - GAAP measure we reference is operating income, a non - GAAP financial measure that is widely used to evaluate performance within the insurance sector. In calculating operating income, we have excluded the after - tax effects of net realized investment gains or losses and guaranty fund assessments or recoupments that do not reflect normal operating results. We believe operating income presents a useful view of the performance of our insurance operations, but should be considered in conjunction with net income computed in accordance with GAAP. A reconciliation of these measures to GAAP measures is available in our regular reports on Forms 10 - Q and 10 - K and in our latest quarterly news release, all of which are available in the Investor Relations section of our website, Investor.ProAssurance.com.

Key Updates – March 2017

Key Update: Strong Operational Results

ProAssurance.
Treated Fairly

Premium **GROWTH** of **2.8%**, despite a highly competitive marketplace

- Specialty P&C: +1.8%
- Workers' Compensation +1.8%
- Lloyd's Syndicate: +14.5%

New Business: $96 million (Specialty P&C + Workers' Compensation)

Coordinated **Sales Success**: $13.6 mil vs $5.5 mil in 2015

Solidly Profitable: 91.4% Combined Ratio

Premiums to Surplus now at **0.5:1**

Greater Penetration of the **Broker Market**

- Submissions up 13% y-o-y in Healthcare Professional Liability

Strong Premium Retention in all operating segments



ProAssurance Investor Update
3

4 ProAssurance Investor Update Key Updates: 2016 Return on Equity & Future Goals Revising ROE target to seven points above the ten - year Treasury rate (risk - free rate ) Prior long - term return target of 12% - 14% is unrealistic in the current interest rate environment Ten year treasury rate was 2.48% at 2/1/16 * , implying a revised ROE Target of approximately 9.48 % Each line of business retains a target of 13% ROE on allocated capital 2016 Return on Equity: 8.0% https:// www.treasury.gov/resource - center/data - chart - center/interest - rates/Pages/TextView.aspx'data=yield

5 ProAssurance Investor Update Components of Return on Equity 6.0% 10.0% 11.5 9.2% 4.3% 5.0% 1.7% - 1.3% - 1.7% Pre-Tax Underwriting Profit $81 Pre-Tax Investment Income $94 Non-Operating Gains $33 Taxes $(25) Interest & Intangibles $(32) 2016 Return on Equity: 8.0% 3.9% 5.5% - 2.0% - 0.6% - 1.2% Pre-Tax Underwriting Profit $82 Pre-Tax Investment Income $112 Non-Operating Gains $(42) Taxes $(13) Interest & Intangibles $(23) 2015 Return on Equity: 5.6% Ten year Average ROE ( 2007 - 2016) Five Year Average ROE ( 2012 - 2016)

6 ProAssurance Investor Update Key Updates: Capital Management Special dividend of $4.69/per common share paid on January 9, 2017, alongside a regular dividend of $0.31/per common share for Q4 2016 Dividends declared in 2016 returned $315 million of capital to shareholders Underscores our commitment to effective capital management Preserves flexibility to pursue business opportunities and potential transactions that may emerge

7 ProAssurance Investor Update Superb Track Record of Capital Management Current Management Team's Tenure Began Q2 2007 At 3/1/17 | $ in 000's Year Dividends Declared* Share Repurchase Strategic Acquisitions Total* Special Regular 2007 ̶ ̶ $54,201 ̶ $54,201 2008 ̶ ̶ 87,561 ̶ 87,561 2009 ̶ ̶ 52,045 $137,800 189,845 2010 ̶ ̶ 106,347 233,000 339,347 2011 ̶ $15,269 21,013 ̶ 36,282 2012 $154,055 38,411 ̶ 24,000 216,466 2013 ̶ 64,777 32,454 153,700 250,931 2014 150,685 69,779 222,360 205,244 648,068 2015 53,013 66,843 169,793 ̶ 289,649 2016 249,188 65,841 2,106 ̶ 317,135 YTD 17* ̶ 16,508* ̶ ̶ 16,508* $ 606,941 $ 337,428 $747,880 $753,744 $ 2,445,993 $ 1,692,249 38% increase in Shareholders Equity* To $1.8 billion from $1.3 billion* $1.7 billion returned to shareholders through share repurchase and dividends since 2007* Share repurchase balances share price vs. book value/share $110 mln authorized for buybacks at 3/1/2017 Regular quarterly dividend is $0.31/share $754 million deployed in transformative strategic acquisitions Capital Returned is all declared dividends + share buybacks * 2017 YTD Information is through March 1, 2017. Calculations regarding dividends declared but not yet paid and capital returned to shareholders are based on outstanding shares at December 31, 2016 as reported in the ProAssurance 2016 10K

8 ProAssurance Investor Update Capital and Liquidity Decisions All decisions must recognize that we hold significant capital at the subsidiary level to maintain operating company ratings and satisfy regulatory requirements. Dividends from subsidiaries to the holding company are our primary source of liquidity and are paid as allowed given rating and regulatory constraints. Starting Point & Capital Required capital for operating subsidiaries Liquidity Accepted operating expenses Add & Capital Potential opportunities for organic growth and strategic M&A Liquidity Amounts needed for quarterly dividends and debt service Share repurchase at prices with a reasonable payback period Special dividend Decreasing tax efficiency Options for deploying remaining capital Recurring regular dividend

9 ProAssurance Investor Update $144 $149 $229 $150 $162 $56 $294 $311 $285 2016 2015 2014 Ordinary Extraordinary Subsidiary Dividends to Corporate Subsidiary Dividend History (in Millions) 2017 ORDINARY Dividend Capacity is $174 Million Ordinary dividends permitted without regulatory approval Amounts and criteria vary by domiciliary state Extraordinary dividends require regulatory approval Subsidiary capital requirements play a major role Primary source of liquidity

10 ProAssurance Investor Update $450 million long - term debt $250 million 10 - year notes due 11/15/2023 @ 5.30% Coupon Additional $100 million in secured borrowing from credit facility in December to fund dividend • Additional borrowing will be paid off as collateral matures • Collateral earning a higher rate than interest charged Now $200 million on revolver Strong Capital Position and Minimal Debt Premiums to Surplus Ten - Year Debt to Equity 13% 2% 3% 3% 2% 6% 10% 12% 18% 25% $- $0.5 $1.0 $1.5 $2.0 $2.5 2016 2015 2014 2013 2012 2011 2010 2009 2008 2007 $ in billions Debt Equity Debt to Equity 0.3 0.3 0.3 0.3 0.2 0.2 0.4 0.4 0.5 $- $0.5 $1.0 $1.5 $2.0 $2.5 2016 2015 2014 2013 2012 2011 2010 2009 2008 $ in billions Premiums Equity Premiums to Surplus Committed to enhancing shareholder value through effective capital management Retaining capital needed for an eventual market turn and M&A No Debt Prior to 2001

11 ProAssurance Investor Update Capital Management Priorities Conceptual Model of Projected A. M. Best BCAR Scores if Increase Premium Reduce Surplus “A+” Rating Threshold The manner in which capital is used has an effect on financial ratings Excess Capital vs. Excess Capacity

Corporate Profile

ProAssurance Corporate Profile

- Healthcare-centric specialty insurance writer
  - Healthcare Professional Liability (HCPL)
    - Only public company writing predominantly HCPL
  - Life sciences and medical device liability
  - Workers' compensation
  - Legal professional liability
  - Alternative risk transfer (ART)
- Market Cap: $3.0 billion
- Shareholders' Equity: $1.8 billion
- Total Assets: $5.1 billion
- Claims-Paying Ratings
  - A. M. Best: "A+" (Superior)
  - Fitch: "A" (Strong)
- 40 locations in three countries
  - 965 employees
- Writing in 50 states & DC
- Emerging international business

Business Unit	Principal Offices	Employees	Lines of Business
HCPL	18	448	Healthcare Professional Liability
PRA Corporate	1	103	Corporate functions (Accounting, Legal, etc.)
PICA	1	94	Professional Liability for Podiatry & Chiropractic
Eastern	7	256	Workers' Compensation Captive Facilities (all lines)
Medmarc	2	70	Products Liability Legal Professional Liability
PRA Risk Solutions	1	3	Alternative Risk Transfer



Primary Capital Source for Lloyds Syndicate 1729
Underwriting Offices
Claims Offices
Claims/Underwriting Offices
Corporate Headquarters
Cayman Islands

Employee data as of 12/31/16. Financial data as of 2/28/17

ProAssurance Investor Update 13

14 ProAssurance Investor Update ProAssurance Brand Profile Specialty P&C Healthcare Professional Liability Workers' Comp Alternative Risk Transfer Medical Technology & Life Sciences Products Liability Legal Professional Liability

15 ProAssurance Investor Update Mission, Vision and Values Mission We exist to protect others. Vision We will be the best in the world at understanding and providing solutions for the risks our customers encounter as healers, innovators, employers, and professionals. Through an integrated family of specialty companies, products, and services, we will be a trusted partner enabling those we serve to focus on their vital work. As the employer of choice, we embrace every day as a singular opportunity to reach for extraordinary outcomes, build and deepen superior relationships, and accomplish our mission with infectious enthusiasm and unbending integrity. Values Integrity | Relationships | Leadership | Enthusiasm

Consolidated Financial Highlights Our commentary on consolidated operational results

17 ProAssurance Investor Update 2016 Income Statement Highlights Strong results from a focused strategy Three - Months Ended Year Ended December 31 2016 2015 2016 2015 Gross Premiums Written $187.5 $160.9 $835.0 $812.2 Net Investment Result $25.6 $ 26.3 $94.3 $112.3 Total Revenues $ 237.7 $ 185.9 $ 870.2 $ 772.1 Net Losses and ALAE $ 107.3 $ 92.8 $ 443.2 $ 410.7 Underwriting & Operating Expenses $ 60.9 $ 59.2 $ 227.6 $ 217.1 Net Income (Includes Realized Investment Gains & Losses) $54.8 $34.9 $151.1 $116.2 Operating Income $44.4 $ 38.8 $129.8 $ 142.6 Operating Income per Diluted Share $ 0.83 $ 0.73 $ 2.43 $ 2.59 In millions, except per share data

18 ProAssurance Investor Update Balance Sheet Highlights Maintaining the financial strength required to keep our insurance promise while continuing to create value for our shareholders 2016 2015 2014 2013 Shareholders' Equity $1.8 $2.0 $2.2 $2.4 Total Investments $ 3.9 $3.7 $4.0 $3.9 Total Assets $ 5.1 $4.9 $5.2 $5.2 Total Policy Liabilities $2.4 $2.4 $2.4 $2.4 Book Value per Share $33.78 $36.88 $38.17 $39.13 In billions, except Book Value per share From 2013 - 2016, Book Value per share was affected by our purchase of common stock at prices above Book Value per Share Shareholders' Equity: 43% Increase (2007 - 2016 ) $1.26 $1.42 $1.70 $1.86 $2.16 $2.27 $2.39 $2.16 $1.96 $1.80 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2014 – 2016 $1 bln Returned to Shareholders Through Dividends and Share Repurchase

19 ProAssurance Investor Update The Payoff: Consistent Value Creation Reflects all stock splits and includes all dividends in the year declared. Source: SNL 52% 88% 160% 521% 229% 314% 671% 884% 941% 1095% 1698% 2040% 3052% 91 96 01 06 11 16 Scorecard at 2/28/17 Total Return CAGR Since Inception (Sep 1991) 3052% 15% Ten Year (2/28/07 – 2/28/17 ) 220% 12% Five Year (2/28/12 – 2/28/17 ) 85% 13% YTD 2017 5% $2.62 $6.24 $15.74 $8.34 $16.08 $24.32 $27.46 $39.91 $48.48 $59.10 91 96 01 06 11 16 Scorecard at 2/28/17 Price Change CAGR Since Inception (Sep 1991) 2160% 13% Ten Year (2/28/07 – 2/28/17 ) 130% 9 % Five Year (2/28/12 – 2/28/17 ) 34% 6 % YTD 2017 5% Stock Price Scorecard at 3/1/17 BV + Dividends CAGR Since Inception (Sep 1991) 2655% 14% $40.23 $43.56 $50.55 $1.84 $3.14 $4.91 $6.62 $8.01 $10.46 $16.81 $21.35 $30.17 $36.85 $39.13 $33.78 91 96 01 06 11 16 Book Value + Dividends Declared Total Return

Consolidated Operational Highlights Our commentary on our markets and strategy

21 ProAssurance Investor Update Combined ratio average 2009 - 2016: 72.7% Operating ratio average 2009 - 2016: 50.2% Strong Operational Results / Consistent Profitability Combined Ratio and Operating Ratio History 69.1% 68.0% 52.5% 57.3% 70.6% 82.1% 90.5% 91.4% 38.8% 39.8% 27.6% 32.6% 46.1% 64.2% 74.8% 77.8% 2009 2010 2011 2012 2013 2014 2015 2016 Combined Ratio Operating Ratio

22 ProAssurance Investor Update Recognizing loss trends as they appear No change in reserving philosophy or process Disciplined Approach to Reserves $ in millions Reserve Development History by Quarter by Year $16 $20 $19 $25 $40 $48 $53 $48 $34 $29 $20 $31 $37 $38 $50 $60 $39 $42 $35 $37 $25 $30 $43 $33 $52 $50 $49 $43 $36 $29 $44 $104 $108 $138 $184 $114 $82 $49 $56 $49 $11 $17 $23 $36 $105 $185 $207 $234 $326 $272 $223 $182 $161 $144 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Q4 Q3 Q2 Q1 HCPL Predominating 2003 — 2016

23 ProAssurance Investor Update 2016 Premiums, Policyholders & Distribution All Data as of 12/31/2016 YTD Policyholder Count: ~ 77,000 2016 Gross Premium: $ 835 mln Physicians & Dentists 45% Ancillary Healthcare 3% Life Sciences/ Medical Tech 4% Hospitals & Facilities 8% Attorneys 3% Workers' Compensation 29% Lloyd's 8% Other 0.1% Specialty P&C: 63% Physicians & Dentists 59% Ancillary Healthcare 11% Life Sciences/ Medical Tech 2% Hospitals & Facilities 1% Attorneys 14% Workers' Compensation 13% Other 1% Tail Premium Allocated by Line Does Not Reflect Inter - Segment Eliminations Subject to Rounding Our Distribution Sources HCPL LPL Life Sciences Workers' Comp Agent/Broker 64% 100% 100% 100% Direct 36% -- -- --

24 ProAssurance Investor Update Reinsurance Programs Professional Liability Medical Technology & Life Sciences Workers' Compensation Retention Reinsured Coverage Offered up to $25 million -------- 5% to 12.5% retained based on layer Coverage Offered up to $9 million -------- 10% Retention s Coverage up to $ 119.5 million per loss event -------- 0% Retention 100% Retained up to $1 million 100% Retained up to $1 million 100% Retained up to $500,000

Strategic Review

26 ProAssurance Investor Update The question is cost vs. care — we can deliver more care than we can afford Restructuring is producing profound changes in healthcare The U.S. spends a greater proportion of GDP on healthcare and the percentage is increasing Reality: Healthcare Costs are the Real Issue Healthcare Spending as a Percentage of GDP ( 1995 - 2014) 6% 8% 10% 12% 14% 16% 18% 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 United States France Germany Canada Japan EU Global Australia UK Healthcare Cost control remains the real driver of change in the delivery of care Care being pushed down to lower cost providers Current spending levels are unsustainable The Affordable Care Act is a sideshow that does not address rising costs No perfect model for healthcare delivery has emerged http://data.worldbank.org/indicator/SH.XPD.TOTL.ZS

Reality: Traditional Practices are Fading

ProAssurance. Treated Fairly

The HCPL Industry

Traditional practices are fading

Excess capital is being used to try to maintain market share at the expense of a sustainable future

Capital & geographic constraints challenge many small insurers

Few companies are able to respond to new coverage demands from emerging delivery models

- The fork in the road for traditional HCPL companies
  - Their core markets are disappearing and they do not have the financial size and capability to insure large, more complex risks



Small Group & Solo Practices
Employed Physicians
62%
35%
49%
44%
35%
53%
33%
58%
2008
2012
2014
2016

Source: 2016 Physicians Foundation Survey of America's Physicians, and prior editions

ProAssurance Investor Update 27

28 ProAssurance Investor Update Reality: ProAssurance Can Meet the Challenges Healthcare Cost control remains the real driver of change in the delivery of care Care being pushed down to lower cost providers Current spending levels are unsustainable The Affordable Care Act is a sideshow that does not address rising costs No perfect model for healthcare delivery has emerged The HCPL Industry Traditional practices are fading Excess capital is being used to try to maintain market share at the expense of a sustainable future Capital & geographic constraints challenge many small insurers Few companies are able to respond to new coverage demands from emerging delivery models ProAssurance Maintaining discipline & profitability Expanding product lines through strategic M&A and internal innovation Covering the full spectrum of healthcare Addressing all avenues of distribution Created a sustainable competitive advantage Managing capital effectively The Fork in the Road For traditional HCPL companies, there can be no status quo given the inevitable evolution of their customer base

29 ProAssurance Investor Update Emerging Issues in Healthcare Consolidation of providers into larger groups or within facilities/systems Evolution of new delivery systems to address cost pressures Multi - state expansion to achieve scale Challenges for HCPL Insurers Broker - driven purchasing requires new approaches to the market Larger balance sheets required to respond to greater financial risk Multi - state risks require broad scope Evolving risk profiles require flexible coverage options and alternative markets presence ProAssurance Responds with Strategies & Solutions Broker outreach and National Healthcare Team are driving higher submissions — up 15% y - o - y. Chosen by a large multi - state risk — single largest premium in PRA history (Q2 2016) 50 - state capability in place since 2007 Partnerships such as Certitude with Ascension Health ($131 million in DPW since inception) Alternative market expertise through Inova® captives, E&S capabilities and a dedicated risk retention group Sophisticated Work Comp solution creates a solid competitive advantage ProAssurance is Positioned to Succeed in HCPL

30 ProAssurance Investor Update ProAssurance has the right combination of geographic scope, broad experience, and financial strength for success in the new world of healthcare liability ProAssurance is Positioned to Succeed in HCPL Size & Scope of Top HCPL Writers SNL 2015 Statutory Data, >50% HCPL, Direct Written Premiums >$80 million Doctors Co National Limited Hospital Experience $678 Medical Protective (Main Berkshire HCPL) National Recent Hospital Experience $570 ProAssurance Size, Scope & Experience $454 MLMIC NY Only $420 Coverys Limited Active Scope $396 NORCAL Limited Scope Minimal Hospital Experience $315 PRI NY Only Negative Surplus $297 MAG Mutual $234 MCIC $231 Hospitals Ins. Co. $214 ISMIE $193 Constellation $160 SVMIC $134 Controlled Risk $121 MICA $114 National Chiropractic Mutual National Limited Focus $92 OMSNIC National Dental & Related $91 COPIC $83 MM - NC $81 -$0.5 $0.0 $0.5 $1.0 $1.5 $2.0 0 10 20 30 40 50 Surplus billions Bubble Size = 2015 Direct Premiums Written in millions Active States

31 ProAssurance Investor Update ProAssurance is Positioned to Succeed in HCPL Our long - term focus on financial strength is central to our overall strategy and success We have proven our ability to thrive across insurance cycles We have an unmatched combination of financial strength and deep experience ProAssurance has always evolved ahead of the curve We have built the platform that allows us to serve the broad spectrum of healthcare Prudently leveraging our success and experience with the addition of specialized expertise Broad capabilities to meet evolving demands Eastern, Medmarc, PICA & Mid - Continent Traditional HCPL companies deepen our capabilities

Strategic Successes in the Evolving Market

- The Certitude™ program in partnership with Ascension Health
  - Shared risk through quota share participation by Ascension's captive on first $1M
  - ~2,400 insured physicians
  - ~$25.6 million inforce Certitude direct premium
  - Active in AL, CT, D.C., FL, IL, IN, KS, MD, MI, NY, OK, SC, TN, TX, WI
  - $35.4 million total *direct* premium from Ascension-related risks in 2016
- CAPAssurance
  - Partnered with California-based CAP-MPT
  - Risk sharing by CAP through variable quota share participation on first $1M
  - ~$4.7M of inforce premium, including three hospitals and various facilities

*http://ascension.org/our-work/ascension-health/sites-of-care

CERTITUDE™ by ASCENSION



States with Active Certitude Programs

Non-Certitude States where Ascension Health Ministries are based*

States with Active CAPAssurance Policies

ProAssurance Investor Update 32

33 ProAssurance Investor Update Addressing a Wide Spectrum of Risk Appetites Traditional Policies Primarily agent - sold or direct Remains the majority of our business Proven performance supports discipline pricing Transitional Risk sharing/high deductible programs control cost and build “sticky” business Risk purchasing groups target specific specialties or program business Joint physician/hospital policies (ProControl®) address unique risk tolerance and claims expectations of each class of insured Alternative Risk Captive insurance programs allow large, sophisticated healthcare and workers' compensation customers to control their own insurance programs Two joint healthcare professional and workers' compensation programs are already in place Eastern Re brings proven experience and expertise in establishing and operating captives through segregated cells Coordinated sales & marketing efforts target insureds in these classes for additional products and services

34 ProAssurance Investor Update Emerging Strategic Opportunities ProAssurance Risk Solutions sm Proven expertise to address complex risk financing challenges in both healthcare and workers' compensation Run - off liabilities in M&A transactions Assumption of existing reserve liabilities for large organizations seeking to repurpose capital resources Specialized self - insurance plans Offers financial flexibility through more efficient securitization/collateralization of self - funded risks ProAssurance Complex Medicine Program for larger entities with self - insured retentions allows us to participate in markets we have not previously addressed Proprietary analytics provides advanced underwriting & pricing capabilities in conjunction with Pro - Praxis, an underwriting agency capitalized by Cooper Gay

35 ProAssurance Investor Update Leveraging Existing Expertise in New Ways Syndicate 1729 at Lloyds Our 58% participation provides potential access to international medical professional liability opportunities Increases flexibility for ProAssurance when working with complex risks Primary and excess business can be written We expect to leverage Medmarc's expertise in the future to underwrite international medical technology and life sciences risks Medmarc Larger healthcare organizations present greater opportunities to insure activities focused on device and drug development Provides ProAssurance and our distribution partners with additional capabilities at the complex end of the healthcare delivery continuum Increasing globalization of testing and development efforts are a natural fit with Lloyd's Syndicate 1729 ProAssurance Mid - Continent Underwriters Focuses on ancillary healthcare market which is exploding as care is being pushed down to lower cost providers

36 ProAssurance Investor Update More than 30 year of experience insuring hospitals and other healthcare facilities Experience ranges from community - based hospitals to major medical centers Enhanced coverages (ProControl) and existing programs respond to today's emerging trends Broad Experience Across the Healthcare Market Other Healthcare Facilities: 349 Hospitals: 13 3 1 2 1 2 6 2 19 2 9 11 39 1 3 1 1 DE: 1 MD: 1 1 1 16 3 3 1 1 3 2 19 2 35 3 6 1 35 DE: 7 DC: 1 MD: 2 NJ: 1 28 11 8 7 3 1 47 7 4 8 11 1 1 5 1 24 47 7 3 3 5 1 1 1 1 1

Segment Highlights We report results in three operational segments: Specialty Property Casualty Insurance Workers' Compensation Insurance Lloyd's Syndicate 1729

38 ProAssurance Investor Update 2016 Specialty P&C Financial Highlights Three - Months Ended Year Ended December 31 2016 2015 2016 2015 Gross Premiums Written $125.5 $109.6 $535.7 $526.3 Net Premiums Earned $ 122.7 $100.2 $457.8 $443.3 Total Revenues $ 124.0 $ 100.3 $463.1 $447.9 Net Losses & Loss Adjustment Expenses $62.8 $53.1 $268.6 $250.2 Underwriting & Operating Expenses $ 26.8 $ 25.1 $104.3 $105.6 Operating Result $34.4 $ 21.6 $90.1 $92.1 Current Accident Year Net Loss Ratio 89.4% 111.4% 88.6% 92.3% Effect of Prior Accident Year Reserve Development (38.2%) (58.4%) ( 29.9%) (35.9%) Net Loss Ratio 51.2% 53.0% 58.7% 56.4 % Underwriting Expense Ratio 21.8% 25.5% 22.8% 23.8% Combined Ratio 73.0% 78.5% 81.5% 80.2% In millions, except ratios

39 ProAssurance Investor Update Total Gross Written Premiums increased $9.4M (1.8%) from $ 526.3 mln to $ 535.7 mln Physician new business of $32.8 mln, retention of 88% Facilities increase is due to new business of $17.4 mln; and an $11.8 mln one - time premium Legal professional liability decrease is due to stricter underwriting and higher pricing; 78% retention partially offset by $ 3.8M in new business Medical technology liability new business of $5.1 mln; almost entirely offsetting 85% retention 2016 Specialty P&C Gross Written Premium Two - year policies increase retention but lower renewal premiums in even years $345 $342 $30 $22 $375 $364 2015 2016 Physician 12-mo Physician 24-mo $62 $33 $25 $18 $33 $37 $33 $28 $21 $33 Healthcare facilities Other healthcare providers Legal professionals Tail & other, professional liability Products liability 2016 2015 $ in millions

40 ProAssurance Investor Update Retention remains strong Continued underwriting vigilance is being used today to ensure future success Market share is important, but NOT as important as profitability Strong Retention Despite Competition Year - over - Year Premium Retention – Physicians Trailing Four Quarters' Premium Retention – Physicians 85% 87% 90% 90% 89% 90% 89% 89% 89% 88% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 88% 87% 89% 87% Q1 16 Q2 16 Q3 16 Q4 16

41 ProAssurance Investor Update No Overall Change in HCPL Loss Trends PICA excluded to facilitate accurate comparisons over time Current accident year loss ratio adjustments have been minor — in either direction Minimal changes on renewed business MD/DO Charged Rate History 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Annual 23% 28% 28% 19% 11% 3% -2% -6% -4% -2% -2% 0% -1% 0% 0% 0% Cumulative 23% 57% 101% 139% 165% 173% 168% 152% 142% 137% 132% 132% 130% 131% 131% 131% -10% 30% 70% 110% 150%

Differentiate Through Claims Defense

- We leverage our financial strength to give our insureds the opportunity for an uncompromising defense of each claim
  - Differentiates our product
  - Provides long-term financial and marketing advantages
  - Retains business and deters future lawsuits
- Increasingly important as claims data becomes public
  - Malpractice outcomes now public in 26 states

Ten Year Average 2006-2015

ProAssurance: 76% No Paid Losses


Dropped or Dismissed 64%
Defense Verdict 12%
Settled/ADR/ Other 19%
Plaintiff Verdict 4%

Source: ProAssurance, as reported to PIAA

Industry: 73% No Paid Losses


Dropped or Dismissed 66%
Defense Verdict 7%
Plaintiff Verdict 1%
Settled/ADR/ Other 26%

Source: PIAA 2014 Claim Trend Analysis, ProAssurance Excluded

ProAssurance Investor Update 42

43 ProAssurance Investor Update Comprehensive, reliable data provided by the Ohio Department of Insurance Broad range of competitors and business approaches The Ohio Example: 2005 – 2014 Data www.insurance.ohio.gov/Legal/Reports/Documents/Ohio2013MedicalProfessionalLiabilityClosedClaimReport.pdf More Claims Defended in Court More Claims Closed With No Indemnity EXTRAORDINARY OUTCOMES: 2.2x Lower Average Indemnity Payment per Closed Claim 92% 75% 8% 25% ProAssurance All Others With Indemnity NO Indemnity 87% 96% 13% 4% ProAssurance All Others Closed With Trial Closed by Settlement, ADR or Without Trial $32,389 $71,806 ProAssurance All Others

44 ProAssurance Investor Update Source: 2008 - 2015, Statutory Basis, A.M. Best Aggregates & Averages 2014: Preliminary data from SNL The Bottom Line Benefits of Strong Defense Our ability and willingness to defend claims allows us to achieve better results ProAssurance Stand Alone Loss Ratio (2008 - 2015) Calendar Year ProAssurance vs. Industry Five - Year Average Loss Ratio (2011 - 2015) 21.1% 17.6% 16.2% 4.6% 14.0% 10.7% 21.9% 21.6% 23.1% 24.0% 20.6% 20.1% 17.1% 28.0% 27.3% 35.0% 44.2% 41.6% 36.8% 24.6% 31.1% 38.7% 49.2% 56.6% 2008 2009 2010 2011 2012 2013 2014 2015 14.0% 40.4% 24.8% 26.4% 38.8% 66.8% PRA Industry On average, 28 points better than the industry TOTAL LOSS RATIO Incurred Loss Adjustment Expenses as a Percentage of Premium Incurred Losses as a Percentage of Premium

45 ProAssurance Investor Update Source: 1991 - 2015 A.M. Best Aggregates and Averages, Medical Malpractice Lines of Business. Policyholder Dividends Included. ProAssurance Outperforms in HCPL ProAssurance consistently outperforms in a volatile line of business Calendar Year Combined Ratio 1991 - 2015 '91 - '15 Avg 10 Yr Avg 2006 - 2015 5 Yr Avg 2011 - 2015 40% 60% 80% 100% 120% 140% 160% 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 ProAssurance HCPL HCPL P&C 87. 5% 106 .7 % PRA HCPL 60. 4% 89. 4% PRA HCPL 72. 9% 91. 0% PRA HCPL

46 ProAssurance Investor Update Source: A.M. Best Aggregates and Averages for Each Line of Business (1991 - 2015) ProAssurance Outperforms in Insurance Average Combined Ratio 103.9% 99.7% 100.5% 106.7% 89.2% 95.0% 87.5% 68.3% 63.2% 88.5% 71.5% 67.2% 1991-2015 10-Year 2005-2015 5-Year 2010-2015 Overall P&C MPL PRA - MPL Only PRA - All Lines

Segment Highlights We report results in three operational segments: Specialty Property Casualty Insurance Workers' Compensation Insurance Lloyd's Syndicate 1729

48 ProAssurance Investor Update 2016 Workers' Compensation Financial Highlights Three - Months Ended Year Ended December 31 2016 2015 2016 2015 Gross Premiums Written $53.5 $47.6 $247.9 $243.6 Net Premiums Earned $ 56.8 $53.7 $220.8 $213.2 Total Revenues $ 57.0 $ 53.9 $221.7 $213.7 Net Losses & Loss Adjustment Expenses $ 36.4 $ 38.2 $ 104.5 $ 140.8 Underwriting & Operating Expenses $ 18.0 $16.2 $70.5 $63.7 Operating Result $0.4 $0.01 $ 2.7 $8.4 Current Accident Year Net Loss Ratio 67.9% 67.0% 66.4% 67.1% Effect of Prior Accident Year Reserve Development ( 3.9%) 4.1% ( 2.8%) (1.1%) Net Loss Ratio 64.0% 71.1% 63.6% 66.0% Underwriting Expense Ratio 31.6% 30.2% 31.9% 29.9% Combined Ratio 95.6% 101.3% 95.5% 95.9% In millions, except ratios

49 ProAssurance Investor Update (1) Excluding fair value adjustments, intangible asset amortization, transaction - related and other one - time charges. Consistent Profitability in Workers' Comp Historical Combined Ratio Average 88% since 2006 79.1% 65.6% 80.2% 87.7% 96.0% 89.7% 91.8% 93.0% 96.0% 95.9% 95.5% 92.7% 94.3% 93.7% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 (1) (1) (1)

50 ProAssurance Investor Update How Eastern Differentiates Understands market dynamics and regulatory concerns Use of local knowledge that has always differentiated ProAssurance Disciplined individual account underwriting with focus on rate adequacy in rural territories Dedicated to effective claims management and returning injured workers to wellness

51 ProAssurance Investor Update Eastern Business Profile Licensed in 30 states Avoiding high - hazard states within the Eastern footprint Offices Licensed and actively seeking business Licensed, accepting “border” business Eastern Re (Cayman)

52 ProAssurance Investor Update Wide diversification by class code and market segment Approximately 7,000 active policies in Traditional Programs Over 600 class codes actively written Workers' Compensation Risk Diversification Top 10 Classes (Traditional) Payroll Exposure as of December 31, 2016 Exposure Base: PA, DE, MD, VA, NC, SC Physicians/Dentists 10.0% Nursing Homes Skilled 2.2% Hospital 6.0% Fast Food Restaurants 1.9% Restaurant 1.8% Outside Sales 3.8% Banks 2.0% Clerical / Office 15.4% Colleges/Schools 10.2% Auto Dealers 4.8% 18.2% Healthcare and Related Risks

53 ProAssurance Investor Update These are self - insured, segregated portfolio cells within Eastern's alternative markets facility 2,800 active Inova ® policies Over 400 class codes actively written Workers' Compensation Risk Diversification Top 10 Classes (Alternative) Payroll Exposure as of December 31, 2016 Exposure Base: PA, DE, MD, VA, NC, SC Physician / Dentists 4.1% Nursing Homes Skilled 4.5% Social Rehab Facilities 2.9% Retirement/Life Care Community 2.8% Home Healthcare 2.6% Clerical / Office 16.1% Colleges/Schools 7.7% Auto Dealers 6.1% Outside Sales 5.5% Restaurant 2.5% 16.9% Healthcare and Related Risks

54 ProAssurance Investor Update Guaranteed Cost Policies Loss - Sensitive Dividend Plans Deductible Plans Retrospective Rating Plans Alternative Market Programs ParallelPay – “Pay as you Go” TPA Services Claims Administration and Risk Management Broad Product Spectrum $248 Mln Gross Written Premium at 12/31/2016 Guaranteed Cost 52% INOVA (Alternative Markets) 31% Policyholder Dividend 9% Deductible Plans 4% Retrospective Rating 2% Assumed 4% Active Policies at 12/31/16 Traditional WC Programs 7,076 Alternative Markets 2,800 9,876

55 ProAssurance Investor Update How Eastern Differentiates Extensive medical cost containment strategies consistently updated and implemented as new trends emerge Ten - year weighted average implied medical inflation is 1.5 percent on an incurred basis Strategic use of return - to - wellness initiatives Use of a proactive, unique claims approach that has always differentiated ProAssurance Proactive claims management Use of Compromise & Release where permitted by law

56 ProAssurance Investor Update No claims open from 2002 and earlier Few claims remain open from other, older accident years Recognized as a short - tail writer of workers' compensation Workers' Comp Claim Closing Pattern: Traditional 12/31/16 364 536 590 570 687 591 717 778 890 953 1,076 1,181 1,245 1,289 1,171 1,009 459 0 0 0 3 0 2 2 1 3 7 3 13 19 104 200 612 0 150 300 450 600 750 900 1,050 1,200 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Accident Years

57 ProAssurance Investor Update No claims open from 2006 and earlier Few claims remain open from other, older accident years Recognized as a short - tail writer of workers' compensation Workers' Comp Claim Closing Pattern: Alternative 12/31/16 66 103 175 267 407 423 310 325 336 385 404 503 502 569 611 565 266 0 0 0 0 0 0 0 1 0 0 2 1 0 6 23 100 376 0 100 200 300 400 500 600 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Accident Years

58 ProAssurance Investor Update How Eastern Differentiates Captive insurance solutions provided through Eastern Re Value - added risk management services cements brand loyalty Strategic partnerships with select independent agencies that share philosophies on controlling workers' compensation costs Segregated cell company based in Cayman Successfully driving new business opportunities for healthcare professional liability business

Segment Highlights We report results in three operational segments: Specialty Property Casualty Insurance Workers' Compensation Insurance Lloyd's Syndicate 1729

60 ProAssurance Investor Update Lloyd's Segment Highlights Operations maturing as the Syndicate is more fully staffed Extensive experience in Canada, Australia, South America and Middle East A highly - experienced healthcare professional liability underwriting team joined Syndicate 1729 in March 2016

61 ProAssurance Investor Update 2016 Lloyd's Segment Financial Highlights Three - Months Ended Year Ended December 31 2016 2015 2016 2015 Gross Premiums Written $ 14.3 $ 10.0 $65.2 $56.9 Net Premiums Earned $ 14.1 $ 10.9 $54.7 $37.7 Total Revenues $ 14.8 $ 11.7 $57.6 $39.3 Net Losses & Loss Adjustment Expenses $8.1 $6.9 $34.1 $25.2 Underwriting & Operating Expenses $ 6.2 $ 5.3 $22.8 $18.5 Operating Result $2.3 $(1.1) $0.2 $(5.6) Current Accident Year Net Loss Ratio 58.5% 63.3% 63.3% 66.8% Effect of Prior Accident Year Reserve Development (0.9%) ̶ (0.9%) ̶ Net Loss Ratio 57.6% 63.3% 62.4% 66.8% Underwriting Expense Ratio 43.7% 48.9% 41.8% 49.2% In millions, except ratios Expense ratio is declining as premiums build and start - up expenses transition to operating expenses

62 ProAssurance Investor Update Total 2016 Underwriting capacity: $111 million ProAssurance 57.6% share is $63.9 million Syndicate 1729 Gross Written Premium is $113.2 million ProAssurance 57.6% Share is $65.2 million Lloyd's Syndicate 1729: Business Detail For the twelve months reported December 31, 2016. $ in millions and based on exchange rates at 12/31/16 2016 Property Insurance (Mainly US) 25% Casualty (US) 21% Medical Professional Liability (PICA) 20% All Other Reinsurance (Mainly US) 5% Catastrophe Reinsurance XS of Loss ( US) 14% Catastrophe Reinsurance XS of Loss ( non US) 1% Facility (US) 2% General Liability (US) 12% Broad spread of risk Property is primarily US

Segment Highlights Corporate U.S. investing activities Non - premium revenues Corporate expenses U.S. taxes

64 ProAssurance Investor Update The decline in earnings from unconsolidated subsidiaries was primarily the result of an acceleration in the recognition of estimated partnership losses related to tax credit investments (see slides 74 & 75) Investment income continues to decline due to lower average balances and the low interest rate environment 2016 Corporate Segment Financial Highlights Three - Months Ended Year Ended December 31 2016 2015 2016 2015 Net Investment income $ 24.3 $ 26.2 $98.6 $107.7 Equity in earnings (loss) of unconsolidated subsidiaries $0.8 $(0.1) $(5.8) $ 3.7 Net realized investment gains (losses) $ 16.5 $(6.0) $34.8 $(41.7) Operating expenses $10.1 $6.8 $30.8 $24.5 Interest expense $3.7 $3.6 $ 15.0 $ 14.6 Income taxes $10.5 $(4.5) $24.7 $ 11.4 Segment Operating Result $17.7 $14.3 $58.1 $21.3 In millions

Investment Portfolio Detail ProAssurance remains conservatively invested to ensure our ability to keep our long - term promise of insurance protection

66 ProAssurance Investor Update Seeking better risk - adjusted returns Remaining sensitive to potential changes in tax rates 2016 Investment Review Duration management We will not extend duration in search of incremental yield Optimizing our allocation E nsures non - correlation of returns Continuing capital management activities reduced the size of the portfolio 2017 Investment Strategy Duration management remains paramount We will not extend duration in search of incremental yield

67 ProAssurance Investor Update 12/31/16 Full portfolio disclosure on our website: investor.proassurance.com/CustomPage/Index'KeyGenPage=305596 ProAssurance Investment Profile $ 2.6 Billion Fixed Income Portfolio (67% of Invested Assets) $ 3.9 Billion Overall Portfolio Sources of Liquidity State & Muni 31% Corporate 49% Asset Backed 13% Govt & Agency 7% Short Term (incl cash), 11% Equities & Equity Substitues, 21% BOLI, 1% Fixed Income, 67% MONTHS (Negotiated)LPs (Secondary Liquidity) 5% 30 - 90 DAYS HFs/Privates 6% NOT LIQUID Statutory Deposits 1% SIX MONTHS BOLI 2% DAILY Cash Equities Bonds 86% Average duration: 3.4 years Average tax - equivalent income yield: 3.8% Investment grade: 93% Weighted average: A+

68 ProAssurance Investor Update 12/31/16 Subject to Rounding ProAssurance Portfolio Detail: Asset Backed $357 Million ( 14% of Fixed Income/9% of Invested Assets) RMBS 61% Other (Primarily Auto & Credit Card) 30% CMBS 9% Weighted Average Rating: “AAA”

69 ProAssurance Investor Update 12/31/16 ProAssurance Portfolio Detail: Corporate Corporates: $1.3 Billion (49% of Fixed Assets/33% of Invested Assets) Top 20 Banks/Financials: $188 million in millions JPM $22 NRUC $9 Goldman $15 Simon Property $9 Bank of America $15 HCP $7 PNC Bank $12 Digital Realty Trust $7 The Doctor's Co $12 US Bank $6 American Express $11 BBT $5 Wells Fargo $10 BNY Mellon $5 Citi $11 Australia & NZ Banking GRP$5 BlackRock $10 Key Bank $4 Morgan Stanley $9 GECapital $4 Utilities & Energy 17% Other 1% Basic Materials 3% Technology 6% Communica tions 6% Consumer Oriented 22% Financials 33% Industrials 12% Weighted Average Rating: A -

70 ProAssurance Investor Update Total energy exposure is 5% of invested assets $106 million is investment grade 3.0% of invested assets $25 million of below investment grade bonds <1% of invested assets ProAssurance Portfolio Detail: Energy Exposure 12/31/16 Energy Related Exposure: $195 Million LP $24 12% Equities & Other $40 21% Fixed Income $131 67% $$ in millions

71 ProAssurance Investor Update 12/31/16 ProAssurance Portfolio Detail: Municipals Municipals: $800 Million ( 31% of Fixed Income / 20% Invested Assets) General Obligation 20% Prerefunded 10% Special Revenue 70% Weighted Average Rating: AA Top 10 Municipal Holdings in millions Connecticut State Housing Authority $14 Omaha Public Power $13 San Antonio Electric & Gas $11 University of Alabama General Revenue $10 Colorado Springs, CO Utilities $10 North Carolina State Capital Improvement $10 Missouri St Highway & Transit $10 Dallas Waterworks & Sewer $8 McAllister Academic Village $8 Ohio State $8

72 ProAssurance Investor Update 12/31/16 ProAssurance Portfolio: Equities & Other Equities & Other: $810 Million ( 21% of Invested Assets) Equities 36% Alternative Equity & Debt 16% Real Estate LP 5% Private Equity 14% Convertible Bonds 4% Other 2% Inflation Focused Bond Fund 9% Tax Credits 14%

Additional Financial Detail

74 ProAssurance Investor Update Tax Credit Impact on Operating Results Substantial tax benefits and amortization expenses - $0.8 - $5.6 - $6.2 - $10.0 - $10.7 - $10.3 - $24.8 - $23.1 - $20.0 - $21.3 - $21.1 - $15.7 - $7.3 - $3.2 - $1.3 $1.2 $7.7 $12.3 $20.8 $21.7 $26.0 $36.2 $33.8 $25.6 $25.7 $24.8 $18.8 $7.4 $1.2 $0.5 0.4 2.1 6.1 10.8 11.0 15.7 11.4 10.7 5.6 4.4 3.7 3.1 0.1 - 1.9 - 0.8 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Pre-Tax Losses Including Impairment Tax Credit Provision Impact on Earnings Actual Projected (Reduces PRE TAX Net Investment Income) (Reduces Taxes Due) (Net Effect)

75 ProAssurance Investor Update Combined Tax Credits Portfolio Detail & Projections Year Capital Contributions GAAP Income/(Loss) from Operations, Disposition & Impairment Total Credits (Source IRR Schedule) Tax Provision after Impairment Impact on Earnings 2016 $ 8,701,852 $ (24,817,214) $ 27,549,158 $ (36,235,182) $ 11,417,968 2017 $ 4,404,737 $ (23,140,092) $ 25,669,586 $ (33,768,617) $ 10,628,527 2018 $ 151,992 $ (19,997,206) $ 18,636,522 $ (25,635,545) $ 5,638,338 2019 $ 150,596 $ (21,305,183) $ 18,195,091 $ (25,651,905) $ 4,346,722 2020 $ 136,251 $ (21,071,738) $ 17,451,316 $ (24,826,427) $ 3,754,686 2021 $ 120,658 $ (15,660,973) $ 13,273,285 $ (18,754,622) $ 3,093,652 2022 $ 311,047 $ (7,277,340) $ 4,805,453 $ (7,352,522) $ 75,183 2023 $ 51,338 $ (3,243,791) $ 168,433 $ (1,303,762) $ (1,940,031) 2024 $ 51,338 $ (1,264,550) $ 24,099 $ (466,692) $ (797,858) 2025 $ 41,159 $ - $ 7,719 $ (7,719) $ 7,719 2026 $ 25,734 $ - $ 2,994 $ (2,994) $ 2,994 2027 $ - $ - $ 86 $ (86) $ 86 2028 $ - $ - $ - $ - $ - $ 14,146,702 $ (137,778,086) $ 125,783,742 $ (174,006,073) $ 36,227,987

76 ProAssurance Investor Update Capital Growth: 2008‒2016 2008 2009 2010 2011 2012 2013 2014 2015 2016 Stock Issued $ 112,478 ̶ ̶ ̶ ̶ ̶ ̶ ̶ ̶ Employee Stock Transactions $ 11,673 $ 7,205 $ 6,147 $ 6,167 $ 7,780 $ 9,261 $ 11,246 $ 8,221 $ 12,857 Earnings $ 177,725 $ 222,026 $ 231,598 $ 287,096 $ 275,470 $ 297,523 $ 196,565 $ 116,197 $ 151,081 Dividends ̶ ̶ ̶ $ (15,269) $ (192,466) $ (64,777) $ (220,464) $ (119,866) $ (315,028) Treasury Stock $ (87,561) $ (46,884) $ (106,347) $ (20,317) ̶ $ (32,054) $ (222,360) $ (169,793) $ (2,106) Unrealized G/L $ (45,800) $ 98,663 $ 19,870 $ 50,913 $ 15,343 $ (85,719) $ (1,457) $ (34,349) $ (6,456) Total Equity $ 1,424 $ 1,705 $ 1,856 $ 2,164 $ 2,271 $ 2,394 $ 2,158 $ 1,958 $ 1,799

77 ProAssurance Investor Update 12/31/16 Inside ProAssurance's Balance Sheet Cash & Investments 79.8% Insurance Receivables 10.7% Goodwill & Intangible Assets 5.8% Other Assets 3.7% Loss Reserves 39.4% Retained Earnings 36.0% Reinsurance Payable & Other Liabilities 17.7% Unearned Premiums 7.4 % Other Equity - 0.5% Assets: $5.1 bln Liabilities: $3.3 bln Equity: $1.8 bln

78 ProAssurance Investor Update Inside ProAssurance's Income Statement Net Premiums Earned 84.3% Net Investment Income 11.5% Net Realized Investment Gains (Losses) 4.0% Other: 0.2% Net Losses and Loss Adjustment Expenses 50.9% Underwriting, Policy Acquisitions, Operating and Interest Expenses 28.8% Net Income 17.4% Provision for Income Taxes 2.9% Revenues: $870.2 mln Expenses: $694.0 mln Net Income: $151.1 mln Tax Expense: $25.1 mln 12/31/16

79 ProAssurance Investor Update Book Value per Share History $21.35 $26.30 $30.17 $35.42 $36.85 $39.13 $38.17 $36.88 $33.78 $20.26 $24.04 $26.58 $31.93 $33.34 $35.64 $32.66 $31.17 $28.24 $20.80 $23.13 $25.29 $29.80 $30.98 $34.67 $31.63 $30.72 $27.91 12/31/08 12/31/09 12/31/10 12/31/11 12/31/12 12/31/13 12/31/14 12/31/15 12/31/16 Book Value per Share Tangible Book Value per Share Tangible Book Value per Share excl. Unrealized Gains / Losses Includes $4.69/share Special Dividend

80 ProAssurance Investor Update Book Value per Share Components 12/31/16 12/31/15 Change Total Book Value $33.78 $36.88 $(3.10) Less: Goodwill & Intangible Assets 5.54 5.71 (0.17) Tangible Book Value $28.24 $31.17 $(2.93) Less: Unrealized Gain / Loss 0.33 0.45 $(0.12) Tangible Book Value excl Unreal G/L $27.91 $30.72 $(2.81) Estimated Effect of Treasury Shares $(1.63) $(1.16) $(0.47) Outstanding Shares (000s) 53,251 53,101 150 Treasury Shares (000s) 9,409 9,403 6

81 ProAssurance Investor Update Ceded Premiums Written Year Ended 12/31/16 HCPL, incl Podiatry Products Lawyers 2016 2015 2016 2015 2016 2015 Gross written premium $ 476.8 $ 464.6 $ 33.3 $ 33.4 $ 25.6 $ 28.3 Ceded premiums 63.9 70.3 11.1 11.4 2.0 2.5 Net written premium 412.9 394.3 22.2 22.0 23.6 25.8 Ceded Premium Components Primary reinsurance arrangement, current accident year 1 18.3 20.3 11.1 11.4 2.0 2.5 All other reinsurance arrangements 2 52.7 51.1 — — — — Ceded premiums, current accident year 71.0 71.4 11.1 11.4 2.0 2.5 Reduction in premiums owed under reinsurance agreements (7.1) (1.1) — — — Total ceded premiums $ 63.9 $ 70.3 $ 11.1 $ 11.4 $ 2.0 $ 2.5 Ceded premiums ratio, current accident year 14.9% 15.4% 33.5% 34.1% 7.6% 8.8% (1) 2016 decreases reflect lower costs for our core reinsurance treaties in both products and healthcare (2) Decrease for HCPL reflects the $2.3M increase in premiums ceded under shared risk arrangements, which includes growth in CAPAssurance and various Ascension programs offset partially by lower premiums ceded to Lloyd's Syndicate 1729 as a result of lower podiatric physician written pre miums .

Net Investment Result *Excluding Capital Gains / (Losses)*

ProAssurance. Treated Fairly

$ in thousands

	12/31/16	12/31/15	Change
Net Investment Income			
Fixed maturities	$ 84,386	$ 96,315	$ (11,929)
Equities	14,887	13,317	1,570
Short-term and Other investments	3,353	2,035	1,318
BOLI	2,008	2,053	(45)
Investment fees and expenses	(6,032)	(5,988)	(44)
Net investment income	$ 98,602	$ 107,732	$ (9,130)
Equity in Earnings (Loss) of Unconsolidated Subsidiaries			
Investment LPs/LLCs	$ 19,055	$ 13,970	$ 5,085
Tax credit partnerships	(24,817)	(10,288)	(14,529)
Equity in earnings (loss)	$ (5,762)	$ 3,682	$ (9,444)
Net investment result	$ 92,840	$ 111,414	$ (18,574)

- Fixed income is down due to ~8% lower average balances and lower yields
- Income yield is 3.3% (3.8% tax equivalent) for 2016 and 3.4% (4.0% tax equivalent) for 2015
- Purchase yield is 2.4%, Tax equivalent yield is 2.6%
- See next page for detail information regarding income from Other Invested assets and Equity in Earnings of Unconsolidated Subsidiaries
- Excludes Lloyd's Syndicate investment income of $1.4M

ProAssurance Investor Update 82

83 ProAssurance Investor Update Our Four Reporting Segments ProAssurance Consolidated Specialty P&C Workers' Compensation Lloyd's Corporate / Other Healthcare Professional Liability Products Liability Lawyers' Professional Liability Traditional Captive Market Facility Syndicate 1729 (58%) (including investments & taxes) PRA Corp – Parent Company Internal Agency Operations Investments, except Lloyd's Taxes, Except Lloyd's Debt

84 ProAssurance Investor Update Q4 2016 Condensed Results by Segment Fourth Quarter 2016 Specialty P&C Workers' Comp Lloyd's Syndicate Corporate / Other Elimination Q4 2016 Q4 2015 Gross premiums written $ 125,523 $ 53,520 $ 14,287 $ — $ (5,880) $ 187,450 $ 160,876 Net premiums written 104,172 47,591 13,699 — — 165,462 127,431 Net premiums earned 122,736 56,841 14,117 — — 193,694 164,874 Net losses and LAE 62,793 36,374 8,126 — — 107,293 92,827 Underwriting, policy acquisition & operating expenses 26,812 17,971 6,173 10,058 (140) 60,874 59,160 Underwriting Result $ 33,131 $ 2,496 $ (182) $ (10,058) $ 140 $ 25,527 $ 12,887 % of total 129.8% 9.8% (0.7)% (39.4)% 0.5% 100.0 % Net investment result — — 406 25,166 — 25,572 26,320 Net realized inv gains / (losses) — — 17 16,544 — 16,561 (6,018) Other income 1,286 148 241 310 (140) 1,845 723 SPC dividend expense / (income) 51 2,196 — — — 2,247 (629) Interest expense — — — 3,747 — 3,747 3,618 Income tax expense (1,864) 10,527 8,663 (4,025) Segment operating result $ 34,366 $ 448 $ 2,346 $ 17,688 $ — $ 54,848 $ 34,948 Net loss ratio 51.2% 64.0% 57.6 % n/a n/a 55.4% 56.3 % Expense ratio 21.8% 31.6% 43.7 % n/a n/a 31.4% 35.9 % Combined ratio 73.0% 95.6% 101.3 % n/a n/a 86.8% 92.2%

85 ProAssurance Investor Update 2016 Condensed Results by Segment Year Ended 12/31/16 Specialty P&C Workers' Comp Lloyd's Syndicate Corporate / Other Elimination Total YTD 2016 Total YTD 2015 Gross premiums written $ 535,725 $ 247,940 $ 65,157 $ — $ (13,808) $ 835,014 $ 812,218 Net premiums written 458,681 223,578 56,274 — — 738,533 709,285 Net premiums earned 457,816 220,815 54,650 — — 733,281 694,149 Net losses and LAE 268,579 140,534 34,116 — — 443,229 410,711 Underwriting, policy acquisition & operating expenses 104,333 70,464 22,832 30,807 (826) 227,610 217,064 Underwriting Result $ 84,904 $ 9,817 $ (2,298) $ (30,807) $ 826 $ 62,442 $ 66,374 % of total 136.0% 15.7% (3.7)% (49.3)% 1.3% 100.0 % Net investment result — — 1,410 92,840 — 94,250 112,342 Net realized inv gains / (losses) — — 76 34,799 — 34,875 (41,639) Other income 5,306 844 1,415 1,069 (826) 7,808 7,227 SPC dividend expense / (income) 144 7,998 — — — 8,142 853 Interest expense — — — 15,032 — 15,032 14,596 Income tax expense 384 24,736 25,120 12,658 Segment operating result $ 90,066 $ 2,663 $ 219 $ 58,133 $ — $ 151,081 $ 116,197 Net loss ratio 58.7% 63.6% 62.4 % n/a n/a 60.4% 59.2 % Expense ratio 22.8% 31.9% 41.8 % n/a n/a 31.0% 31.3 % Combined ratio 81.5% 95.5% 104.2 % n/a n/a 91.4% 90.5%

86 ProAssurance Investor Update 2015 Condensed Results by Segment Specialty P&C Workers' Comp Lloyd' s Syndicate Corporate / Other Elimination Total for 2015 Total for 2014 Gross premiums written $ 526,296 $ 243,608 $ 56,929 $ — $ (14,615) $ 812,218 $ 779,609 Net premiums written 442,126 218,338 48,821 — — 709,285 701,849 Net premiums earned 443,313 213,161 37,675 — — 694,149 699,731 Net losses and LAE 250,168 140,744 25,181 — (5,382) 410,711 363,084 Underwriting, policy acquisition & operating expenses 105,574 63,653 18,518 24,518 4,801 217,064 211,311 Underwriting Result $ 87,571 $ 8,764 $ (6,024) $ (24,518) $ 581 $ 66,374 $ 125,336 % of total 131.9% 13.2% (9.1)% (36.9)% 0.9% 100.0 % Net investment result — — 928 111,414 — 112,342 129,543 Net realized inv gains / (losses) — — 24 (41,663) — (41,639) 14,654 Other income 4,561 492 698 2,057 (581) 7,227 8,398 SPC dividend expense / (income) — 853 — — — 853 1,842 Interest expense — — — 14,596 — 14,596 14,084 Income tax expense 1,240 11,418 12,658 65,440 Segment operating result $ 92,132 $ 8,403 $ (5,614) $ 21,276 $ — $ 116,197 $ 196,565 Net loss ratio 56.4% 66.0% 66.8 % n/a n/a 59.2% 51.9 % Expense ratio 23.8% 29.9% 49.2 % n/a n/a 31.3% 30.2 % Combined ratio 80.2% 95.9% 116.0 % n/a n/a 90.5% 82.1%

87 ProAssurance Investor Update ProAssurance's Path to Success 1976 - 1991 Building financial strength Establishing a brand reputation for superior service Demutualized in 2001 1991 - 2012 Scope & size addressed by expansion through careful M&A and de novo expansion in traditional HCPL 2012 - 2016 Additional capabilities added in Life Sciences and Workers Compensation The only specialty offering HCPL and Workers Compensation Instrumental in the formation of Lloyd's Syndicate 1729 Providing 58% of the Syndicate's underwriting capacity New options available ranging from captives to Lloyds Corporate / Other Looking for further M&A opportunities in HCPL International opportunities can be created through Lloyds We expect to remain healthcare - centric